         As filed with the Securities and Exchange Commission on August 10, 2000
                                                     Registration No. 333-______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               VERSANT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

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
           CALIFORNIA                                            94-3079392
  (State or Other Jurisdiction                                (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)
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                              6539 DUMBARTON CIRCLE
                                FREMONT, CA 94555
                    (Address of Principal Executive Offices)

                           1996 EQUITY INCENTIVE PLAN
                            (Full Title of the Plans)

                                   LEE MCGRATH
                             CHIEF FINANCIAL OFFICER
                               VERSANT CORPORATION
                              6539 DUMBARTON CIRCLE
                                FREMONT, CA 94555
                                 (510) 789-1500
            (Name, Address and Telephone Number of Agent For Service)

                                   COPIES TO:

                              Barry J. Kramer, Esq.
                            Michael J. Patrick, Esq.
                               Fenwick & West LLP
                              Two Palo Alto Square
                           Palo Alto, California 94306


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
                                      CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------
                                          AMOUNT      PROPOSED MAXIMUM    PROPOSED MAXIMUM      AMOUNT OF
                                           TO BE       OFFERING PRICE        AGGREGATE        REGISTRATION
TITLE OF SECURITIES TO BE REGISTERED    REGISTERED       PER SHARE         OFFERING PRICE          FEE
     Common Stock, no par value        1,000,000(1)      $4.03125(2)         4,031,250           $1,065
----------------------------------------------------------------------------------------------------------
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(1)  Represents shares registered pursuant to this Registration Statement that are available for issuance under the Registrant's 1996 Equity Incentive
     Plan. Pursuant to Rule 429 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the prospectuses relating to this
     Registration Statement also relate to Form S-8 Registration Statements Nos.
     333-08537, 333-29947 and 333-80827. A total of 3,274,110 shares issuable under the Registrant's 1996 Equity Incentive Plan, 1996 Employee Stock
     Purchase Plan and 1996 Directors Stock Option Plan have been previously registered under the Securities Act.

(2) Estimated pursuant to Rule 457(c) under the Securities Act, based on the average of the high and low prices of the Registrant's Common Stock as reported by the Nasdaq National Market on August 9, 2000, solely for the purpose of calculating the amount of the registration fee.


                                   CORPORATION
                       REGISTRATION STATEMENT ON FORM S-8
                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

INCORPORATION OF PREVIOUS REGISTRATION STATEMENT.

     Pursuant to General Instruction E of Form S-8, this Registration Statement is filed solely to register 1,000,000 additional shares under the 1996 Equity
Incentive Plan of Versant Corporation (the "Registrant"). This increase of
1,000,000 additional shares for Registrant's 1996 Equity Incentive Plan was approved by the Registrant's shareholders at the Registrant's Annual Meeting of Shareholders on June 22, 2000. The contents of the Registrant's Form S-8
Registration Statements Nos. 333-08537, 333-29947 and 333-80827 are hereby incorporated by reference.

ITEM 8. EXHIBITS

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
Exhibit No.                                   Description
-----------                                   -----------
     4.01      Registrant's Amended and Restated Articles of Incorporation as filed with the California Secretary of State on July 24, 1996.

     4.02      Registrant's Certificate of Amendment of Articles of Incorporation
               as filed with the California Secretary of State on July 14, 1998
               (incorporated herein by reference to Exhibit 4.04 of Registrant's Form
               S-8, File No. 333-80827, filed with the Commission on June 16, 1999).

     4.03      Registrant's Certificate of Determination as filed with the California
               Secretary of State on July 13, 1999 (incorporated herein by reference to Exhibit 3.01 of Registrant's Form 8-K filed with the Commission on
               July 13, 1999).

     4.04      Registrant's Amended and Restated Bylaws (incorporated herein by reference to Exhibit 3.05 of the Registrant's Registration Statement
               on Form SB-2, File No. 333-4910-LA originally filed with the
               Commission on May 24, 1996, as subsequently amended on June 18, 1996 and July 16, 1996).

     4.05      Registrant's 1996 Equity Incentive Plan, as amended, and related documents (the amended plan is filed herewith and the related documents are incorporated herein by reference to Exhibit 4.06 of
               Registrant's Form S-8, File No. 333-80827, filed with the Commission on June 16, 1999).

     5.01      Opinion of Fenwick & West LLP.

    23.01      Consent of Fenwick & West LLP (included in Exhibit 5.01).

    23.02      Consent of Arthur Andersen LLP, Independent Public Accountants.

    24.01      Power of Attorney (see signature page).
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

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Nick Ordon and Lee McGrath, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on this 10th day of August, 2000.

                                        VERSANT CORPORATION


                                        By: /s/ Nick Ordon
                                           -------------------------------------
                                            Nick Ordon
                                            President, Chief Executive Officer
                                            and a Director

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

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
           Signature                                Title                        Date
           ---------                                -----                        ----
PRINCIPAL EXECUTIVE OFFICER:

/s/ NICK ORDON                        President, Chief Executive Officer    August 10, 2000
------------------------------------  and a Director
Nick Ordon

PRINCIPAL FINANCIAL OFFICER
AND PRINCIPAL ACCOUNTING OFFICER:

/s/ LEE MCGRATH                        Vice President Finance and           August 10, 2000
------------------------------------   Administration, Chief Financial
Lee McGrath                            Officer and Secretary

ADDITIONAL DIRECTORS:

/s/ DAVID BANKS                        Director                             August 10, 2000
------------------------------------
David Banks

/s/ WILLIAM HENRY DELEVATI             Director                             August 10, 2000
------------------------------------
William Henry Delevati

/s/ WILLIAM R. SHELLOOE                Director                             August 10, 2000
------------------------------------
William R. Shellooe

/s/ BERNHARD WOEBKER                   Director                             August 10, 2000
------------------------------------
Bernhard Woebker

                                  EXHIBIT INDEX

Exhibit No.                                   Description
-----------                                   -----------
     4.01      Registrant's Amended and Restated Articles of Incorporation as filed with the California Secretary of State on July 24, 1996.

     4.02      Registrant's Certificate of Amendment of Articles of Incorporation
               as filed with the California Secretary of State on July 14, 1998
               (incorporated herein by reference to Exhibit 4.04 of Registrant's Form
               S-8, File No. 333-80827, filed with the Commission on June 16, 1999).

     4.03      Registrant's Certificate of Determination as filed with the California
               Secretary of State on July 13, 1999 (incorporated herein by reference to Exhibit 3.01 of Registrant's Form 8-K filed with the Commission on
               July 13, 1999).

     4.04      Registrant's Amended and Restated Bylaws (incorporated herein by reference to Exhibit 3.05 of the Registrant's Registration Statement
               on Form SB-2, File No. 333-4910-LA originally filed with the
               Commission on May 24, 1996, as subsequently amended on June 18, 1996 and July 16, 1996).

     4.05      Registrant's 1996 Equity Incentive Plan, as amended, and related documents (the amended plan is filed herewith and the related documents are incorporated herein by reference to Exhibit 4.06 of
               Registrant's Form S-8, File No. 333-80827, filed with the Commission on June 16, 1999).

     5.01      Opinion of Fenwick & West LLP.

    23.01      Consent of Fenwick & West LLP (included in Exhibit 5.01).

    23.02      Consent of Arthur Andersen LLP, Independent Public Accountants.

    24.01      Power of Attorney (see signature page).
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